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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  September 27, 2007

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                  0-51027                    33-0459135
         ----------                  ---------                  ----------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE
This amendment is filed solely to furnish as exhibits two documents that the initial filing of this report described as "to be filed by amendment."


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Three exhibits are furnished:

EXHIBIT NUMBER   DESCRIPTION

4.25             Indenture re Notes issued by CPS Auto Receivables Trust 2007-C.
4.26             Sale and Servicing Agreement dated as of September 1, 2007.
99.1 Consumer Portfolio Services, Inc. September 27, 2007 press release. (previously furnished).




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            CONSUMER PORTFOLIO SERVICES, INC.

Dated: November 2, 2007     By: /s/ Robert E. Riedl
                               ---------------------------------------
                               Robert E. Riedl
                               Senior vice president and chief investment
                               officer




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                                  EXHIBIT INDEX


EXHIBIT NUMBER   DESCRIPTION

4.25             Indenture re Notes issued by CPS Auto Receivables Trust 2007-C.
4.26             Sale and Servicing Agreement dated as of September 1, 2007.